UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2006



                            HERITAGE FINANCIAL GROUP
                            ------------------------
             (Exact name of Registrant as specified in its charter)


         United States              000-51305                45-0479535
         -------------              ---------                ----------
(State or Other Jurisdiction     (Commission File          (I.R.S. Employer
       of Incorporation)              Number)             Identification No.)


             310 West Oglethorpe Boulevard, Albany, Georgia 31701
             ----------------------------------------------------
                  (Address of principal executive offices)

                               (229) 420-0000
                               --------------
              Registrant's telephone number, including area code

                               Not Applicable
                               --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS.

         On October 20, 2006, Heritage Financial Group issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2006. The full text of the press release is set forth in Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 8.01. OTHER EVENTS.

         In the press release issued on October 20, 2006, the Company also announced that its Board of Directors has declared a cash dividend of $0.05 per common share, payable on November 17, 2006, to stockholders of record as of November 3, 2006.

         Additionally, the Company announced that its Board of Directors has authorized a new stock repurchase program to replace the one just completed. Under the new program, the Company will purchase during the coming year up to 335,000 shares, or approximately 10% of its currently outstanding publicly held shares of common stock. The repurchases may be made from time to time in open-market or negotiated transactions as deemed appropriate by the Company and will depend on market conditions. The new program will expire in October 2007 unless completed sooner or otherwise extended.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits.

             99    Press Release dated October 20, 2006



                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HERITAGE FINANCIAL GROUP



Date:  October 20, 2006              By:  /s/  O. Leonard Dorminey
                                          --------------------------------------
                                          O. Leonard Dorminey
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibit(s)
------          -------------------------

 99             Copy of press release issued by the Company on October 20, 2006.